Exhibit 24.1

POWER OF ATTORNEY
The undersigned understands that, from time to time, KDev Investments AB is required to prepare, execute and file certain federal and state securities laws filings.
Know all by these presents, that the undersigned hereby constitutes and appoints each of Ulf Richenberg and Fredrik Järrsten signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:
(1) prepare, execute in the name of KDev Investments AB and on behalf of KDev Investments AB, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings and reports required by Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) or any rule or regulation of the SEC;
(2) prepare and execute for and on behalf of KDev Investments AB, in the undersigned’s capacity as an authorized person, officer and/or director of KDev Investments AB, federal and state securities laws filings including without limitation Schedules 13D and 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;
(3) do and perform any and all acts for and on behalf of KDev Investments AB which may be necessary or desirable to complete and execute any such federal and state securities laws filings including without limitation Schedules 13D and 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and the securities administrators of any state, the District of Columbia, the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands or their designees and any stock exchange or similar authority; and
(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with federal and state securities laws, including without limitation Section 13 and Section 16 of the 1934 Act.
This Power of Attorney shall remain in full force and effect until KDev Investments AB is no longer required to file Schedules 13D and 13G and Forms 3, 4, and 5 with respect to KDev Investments AB's holdings of and transactions in securities issued by Aprea Therapeutics, Inc., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney‑in‑fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd  day of October, 2019.
/s/ Viktor Drvota
Name: Viktor Drvota
Title: Member of the Board of Directors

POWER OF ATTORNEY
The undersigned understands that, from time to time, Karolinska Development AB is required to prepare, execute and file certain federal and state securities laws filings.
Know all by these presents, that the undersigned hereby constitutes and appoints each of Ulf Richenberg and Fredrik Järrsten signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:
(1) prepare, execute in the name of Karolinska Development AB and on behalf of Karolinska Development AB, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings and reports required by Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) or any rule or regulation of the SEC;
(2) prepare and execute for and on behalf of Karolinska Development AB, in the undersigned’s capacity as an authorized person, officer and/or director of Karolinska Development AB, federal and state securities laws filings including without limitation Schedules 13D and 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;
(3) do and perform any and all acts for and on behalf of Karolinska Development AB which may be necessary or desirable to complete and execute any such federal and state securities laws filings including without limitation Schedules 13D and 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and the securities administrators of any state, the District of Columbia, the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands or their designees and any stock exchange or similar authority; and
(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with federal and state securities laws, including without limitation Section 13 and Section 16 of the 1934 Act.
This Power of Attorney shall remain in full force and effect until Karolinska Development AB is no longer required to file Schedules 13D and 13G and Forms 3, 4, and 5 with respect to Karolinska Development AB's holdings of and transactions in securities issued by Aprea Therapeutics, Inc., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney‑in‑fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd  day of October, 2019.
/s/ Viktor Drvota
Name: Viktor Drvota
Title: CEO

POWER OF ATTORNEY
The undersigned understands that, from time to time, KCIF Co-Investment Fund KB is required to prepare, execute and file certain federal and state securities laws filings.
Know all by these presents, that the undersigned hereby constitutes and appoints Fredrik Järrsten signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:
(1) prepare, execute in the name of KCIF Co-Investment Fund KB and on behalf of KCIF Co-Investment Fund KB, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings and reports required by Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) or any rule or regulation of the SEC;
(2) prepare and execute for and on behalf of KCIF Co-Investment Fund KB, in the undersigned’s capacity as an authorized person, officer and/or director of KCIF Co-Investment Fund KB, federal and state securities laws filings including without limitation Schedules 13D and 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;
(3) do and perform any and all acts for and on behalf of KCIF Co-Investment Fund KB which may be necessary or desirable to complete and execute any such federal and state securities laws filings including without limitation Schedules 13D and 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and the securities administrators of any state, the District of Columbia, the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands or their designees and any stock exchange or similar authority; and
(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with federal and state securities laws, including without limitation Section 13 and Section 16 of the 1934 Act.
This Power of Attorney shall remain in full force and effect until KCIF Co-Investment Fund KB is no longer required to file Schedules 13D and 13G and Forms 3, 4, and 5 with respect to KCIF Co-Investment Fund KB's holdings of and transactions in securities issued by Aprea Therapeutics, Inc., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney‑in‑fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of October, 2019.
/s/ Ulf Richenberg
Name: Ulf Richenberg
Title: Chairman